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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 3, 2003



                              REHABCARE GROUP, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                       0-19294                    51-0265872
   (State or other              (Commission File             (I.R.S. Employer
   jurisdiction of                   Number)                  Identification
   incorporation)                                                 Number)



        7733 Forsyth Boulevard
              17th Floor
         St. Louis, Missouri                               63105
(Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (314) 863-7422

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Item 5.           Other Events and Regulation FD Disclosure.

     On June 3, 2003, RehabCare Group, Inc. issued a press release regarding the election of John H. Short, Ph.D. as interim president and chief executive officer and additional announcements relating to its healthcare staffing services division. The text of the press release, which is attached as Exhibit 99, is incorporated by reference herein.

Item 7.           Financial Statements and Exhibits.

            (c)   Exhibits.  See Exhibit Index.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 3, 2003

                                  REHABCARE GROUP, INC.



                                  By: /s/ Vincent L. Germanese
                                     -------------------------------------------
                                  Vincent L. Germanese,
                                  Senior Vice President, Chief Financial Officer and Secretary








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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99                Press Release, dated June 3, 2003.

                                                                      Exhibit 99






                                    CONTACT:   RehabCare Group, Inc.
                                               H. Edwin Trusheim
                                               Chairman of the Board
                                               John H. Short, Ph.D.
                                               Interim President & CEO
                                               Betty Cammarata
                                               Director-Investor
                                               Relations
                                               (314) 863-7422

        FOR IMMEDIATE RELEASE
        TUESDAY, JUNE 3, 2003

                    REHABCARE ELECTS JOHN SHORT INTERIM CEO

          ST. LOUIS, June 3, 2003 - RehabCare Group, Inc. (NYSE:RHB) announced today that its board of directors elected John H. Short, Ph.D., interim president and chief executive officer, succeeding Alan C. Henderson, who took early retirement.

          Dr. Short, who has been a RehabCare director since 1991 when the company went public, is managing partner of Phase 2 Consulting, a management and economic consulting firm specializing in strategic planning, operations improvement, business planning, market and financial feasibility studies, and market research and analysis, exclusively for the healthcare industry.

          Henderson, 57, explained, "Before being promoted to CEO in 1998, I had planned on retiring at the end of 2001. Because of my promotion, I felt that I needed to extend that timeframe. At this point, I feel that fresh leadership will better serve the long-term interests of shareholders."

          H. Edwin Trusheim, chairman of the board, pointed out, "We wish Alan the very best. First as CFO and then as CEO, Alan played a major role in building RehabCare to this level of leadership. Because of his financial skills our company has a pristine balance sheet, well-positioned to capitalize on growth opportunities." He added, "We are pleased that Alan has agreed to serve as a consultant for one year."

          Trusheim continued, "RehabCare is indeed fortunate that John Short has agreed to step in on an interim basis and apply his considerable expertise in the healthcare field to guide RehabCare's three businesses. In addition, John plans to draw upon the resources of his consulting firm to help implement the company's strategic plan."

          "Not only is Short very familiar with RehabCare's operations, but Phase 2 Consulting has also helped scores of healthcare organizations improve their financial performance," Trusheim noted. "Moreover, for more than three decades John and his associates have worked with key decision-makers of RehabCare's client base," he added.

          Short commented, "RehabCare is a leading provider of temporary healthcare staffing and rehabilitation program management for hospitals and skilled nursing facilities. Despite the extremely challenging environment existing in the healthcare industry, I am confident the management team is up to meeting the challenges. With demographics clearly in our favor, the growth potential is significant."

          Trusheim  concluded,   "John  will  continue  to  execute  RehabCare's
     strategic plan during his interim leadership. The board will conduct a CEO search that should be completed within six to nine months."

          In addition, after a thorough examination of strategic alternatives, the board reaffirmed its commitment to the StarMed Staffing Group. "While the healthcare staffing industry is currently under pressure, assisting our hospital and nursing home clients address their staffing and productivity needs continues to offer substantial opportunity," Dr. Short pointed out. To that end the company promoted Todd Cook and Laurie Schadegg to presidents of Travel Staffing Operations and Supplemental Staffing Operations, respectively, succeeding Gregory Bellomy, who has resigned effective July 1 to become CEO of a non-competing home healthcare company.

          RehabCare Group, Inc., headquartered in St. Louis, is a leading provider of program management of inpatient rehabilitation and skilled nursing units, outpatient therapy programs, contract therapy services and temporary healthcare staffing services in conjunction with over 7,000 hospitals, nursing homes and other long-term care facilities throughout the United States. Its stock is included in the Russell 2000 and Standard and Poor's Small Cap 600 Indices.


     CONFERENCE CALL NOTICE


          In conjunction with these developments, management will host a conference call that will be simultaneously broadcast live over the Internet on Wednesday, June 4, 2003 at noon, Eastern time. Listeners can access the conference call live through a link on the Company's web site at www.rehabcare.com. or over the Internet at www.companyboardroom.com

          Please allow extra time prior to the call to visit the site and download the streaming media software required to listen to the Internet broadcast.

          A telephonic replay of the call will be available beginning at 3:30 P.M. Eastern time on June 4, 2003. The dial-in number for the replay is
     (320) 365-3844 and the access code is 687600. An online archive of the conference call will also remain available on the Company's web site for at least 21 days after the call.


     FORWARD LOOKING STATEMENTS


          This release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include, but are not limited to, the effect and timing of additional corrective actions that may be taken in supplemental staffing, fluctuations in occupancy of and use of staffing agencies by the Company's hospital and long-term care clients, changes in and compliance with governmental reimbursement rates, regulations or policies, the inability to attract new client relationships or to retain existing client relationships, the inability, or additional costs, to attract operational and professional employees, the adequacy and effectiveness of operating and administrative systems, litigation risks, including an inability to predict the ultimate costs and liabilities or the disruption of RehabCare Group's operations, competitive effects on pricing and margins, and general economic conditions.


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